Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, William Roberts, the Co-Chief Executive Officer of IREN Limited (the “Company”), hereby certify, that, to my knowledge:
1.The Quarterly Report on Form 10-Q for the period ended September 30, 2026 (the “Report”) of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 5, 2026
/s/ William Roberts

Name: William Roberts
Co-Chief Executive Officer